OPAL Fuels Announces New $500 Million Credit Facility

WHITE PLAINS, N.Y. – (September 5, 2023) – OPAL Fuels Inc. (Nasdaq: OPAL), a vertically integrated producer and distributor of renewable natural gas (RNG) and renewable electricity, announced today the closing of a new $500 million senior secured credit facility (the “Credit Facility”). The Credit Facility consolidates certain existing indebtedness and provides approximately $300 million in availability, which is anticipated to be used principally for development and construction of renewable energy projects.

“The closing of this Credit Facility provides OPAL Fuels significant liquidity and financial flexibility to fund our strategic growth initiatives,” said Jonathan Maurer, Co-Chief Executive Officer of OPAL Fuels. “This facility further supports growth through the funding of the next phase of our Advanced Development Pipeline. It also streamlines the balance sheet and strengthens our standing as a leading, vertically integrated presence in the industry.”

Apterra Infrastructure Capital LLC functioned as Sole Bookrunner and Syndication Agent for the Credit Facility and Bank of America, N.A. is Administrative Agent.

About OPAL Fuels Inc.
OPAL Fuels Inc. (Nasdaq: OPAL) is a leading vertically integrated producer and distributor of renewable natural gas (RNG) and renewable electricity. RNG is a proven low-carbon energy source that is rapidly decarbonizing multiple sectors including the transportation and utility industries. OPAL Fuels delivers complete renewable solutions to customers and production partners. With a portfolio of 24 operating renewable energy projects and many more projects in construction and late-stage development, OPAL Fuels is positioned to advance the clean energy transition in support of renewable energy for transportation, utilities, EV charging infrastructure, and hydrogen fuel solutions. To learn more about OPAL Fuels and how it is leading the effort to capture North America’s harmful methane emissions and decarbonize the economy, please visit www.opalfuels.com.
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Forward-Looking Statements
Certain statements in this communication may be considered forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts and generally relate to future events or OPAL Fuels’ (the “Company”) future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the

Company and its management, as the case may be, are inherently uncertain and subject to material change. Factors that may cause actual results to differ materially from current expectations include various factors beyond management’s control, including but not limited to general economic conditions and other risks, uncertainties and factors set forth in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in Quarterly Report on Form 10-Q filed on May 15, 2023 with the Securities and Exchange Commission, and other filings with the Securities and Exchange Commission. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based.

Disclaimer
This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contact information

Investors
Todd Firestone
Vice President Investor Relations and Corporate Development
914-705-4001
investors@opalfuels.com

Media
Jason Stewart
Senior Director Public Relations and Marketing
914-421-5336
jstewart@opalfuels.com

ICR, Inc.
OPALFuelsPR@icrinc.com

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